UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A-1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 1, 2011

PSM Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-151807	90-0332127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1112 N. Main Street, Roswell, NM	88201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (575) 624-4170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01	Financial Statements and Exhibits

On October 13, 2011, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Iowa Mortgage Professionals, Inc., an Iowa corporation (“IMP”), the closing of which was effective November 1, 2011. At the closing, IMP merged into United Community Mortgage Corporation (“UCMC”) a wholly-owned subsidiary of PrimeSource Mortgage, Inc., which is our wholly-owned subsidiary. In connection with the closing of the Merger Agreement, we issued 1,285,714 shares of our common stock to Randal Stevens, the sole shareholder of IMP, in exchange for all of the outstanding shares of IMP. A report on Form 8-K disclosing the transaction was filed with the Commission on November 2, 2011 containing audited financial statements of IMP for the years ended December 31, 2010 and 2009. The following unaudited financial statements of IMP and pro-forma financial information required pursuant to this item for this transaction are included with this amended report.

(A)	Financial statements of business acquired

Iowa Mortgage Professionals, Inc.

Balance Sheet at September 30, 2011 (Unaudited) and December 31, 2010
Statements of Operations for the nine months ended September 30, 2011 and 2010 (Unaudited)
Statement of Shareholder's Equity for the nine months ended September 30, 2011 (Unaudited)
Statements of Cash Flows for the nine months ended September 30, 2011 and 2010 (Unaudited)
Notes to Financial Statements (Unaudited)

(B)	Pro-forma financial information (page 4)

Pro-forma financial information required by this item is included in this amended report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

PSM Holdings, Inc.

Date: January 12, 2012	By:	/s/ Ron Hanna
Ron Hanna, President

(A)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

IOWA MORTGAGE PROFESSIONALS, INC.
FINANCIAL STATEMENTS

TABLE OF CONTENTS

Page
Accountant's Compilation Report	F-1
Financial Statements:
Balance Sheet at September 30, 2011 (Unaudited) and December 31, 2010	F-2
Statements of Operations for the nine months ended September 30, 2011 and 2010 (Unaudited)	F-3
Statement of Shareholder's Equity for the nine months ended September 30, 2011 (Unaudited)	F-4
Statements of Cash Flows for the nine months ended September 30, 2011 and 2010 (Unaudited)	F-5
Notes to Financial Statements (Unaudited)	F-6 - F-7

ALICIA SHAUL, CPA, PLC CERTIFIED PUBLIC ACCOUNTANT
2700 Westown Pkwy., Ste. 220 Phone: (515) 979-1155
West Des Moines, IA 50266Fax: (515) 953-5448
Email: alicia@ashaulcpa.com

ACCOUNTANT'S COMPILATION REPORT

To the Board of Directors and Stockholder Iowa Mortgage Professionals, Inc.
West Des Moines, Iowa 50266

I have compiled the accompanying balance sheet of Iowa Mortgage Professionals, Inc. (an S corporation) as of September 30, 2011, the related statements of operations and the statements of cash flows for the nine month periods ended September 30, 2011 and 2010, and the statement of changes in stockholder's equity for the nine month period ended September 30, 2011. I have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or provide any assurance about whether the financial statements are in accordance with accounting principles generally accepted in the United States of America.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

My responsibility is to conduct the compilation in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. The objective of a compilation is to assist management in presenting financial information in the form of financial statements without undertaking to obtain or provide any assurance that there are no material modifications that should be made to the financial statements.

The financial statements for the year ended December 31, 2010  were audited by Roth & Company, P.C. and they expressed an unqualified opinion on them in their report dated March 29, 2011, but they have not performed any auditing procedures since that date.

/s/ Alicia Shaul, CPA PLC
Alicia Shaul, CPA PLC

December 23, 2011

The CPA. Never Underestimate The Value.

IOWA MORTGAGE PROFESSIONALS, INC.
BALANCE SHEET

	September 30, 2011 (UNAUDITED)	December 31, 2010
ASSETS
Current Assets
Cash and cash equivalents	$375,644	$272,542
Accounts receivable	99,977	155,131
Loans held for sale	781,371	1,659,548
Other current assets	3,638	32,757
Total Current Assets	1,260,630	2,119,978

Property and Equipment
Leasehold improvements	20,154	17,686
Office equipment, furniture and fixtures	109,226	105,905
Vehicles	-	30,863
Total cost	129,380	154,454
Less accumulated depreciation	(56,889)	(54,470)
Property and equipment, net	72,491	99,984
TOTAL ASSETS	$1,333,121	$2,219,962

LIABILITIES AND STOCKHOLDER'S EQUITY
Current Liabilities
Accounts payable and accrued liabilities	$127,471	$66,124
Operating line of credit	-	3,839
Current portion of long term debt	7,419	3,916
Warehouse lines of credit	781,371	1,659,548
Total Current Liabilities	916,261	1,733,427

Long term debt, net of current portion	-	5,692
Total Liabilities	916,261	1,739,119

Stockholder's Equity
Common Stock, $1 stated value; 100,000 shares	500	500
authorized; 500 shares issued and outstanding
Additional paid-in capital	7,288	7,288
Retained earnings	409,072	473,055
Total Stockholder's Equity	416,860	480,843
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$1,333,121	$2,219,962

See accompanying notes and accountant's compilation report.

IOWA MORTGAGE PROFESSIONALS, INC.
STATEMENTS OF OPERATIONS
(UNAUDITED)

	For the nine month periods ended September 30,
	2011	2010
REVENUES
Fee income	$1,458,124	$1,677,748
Other	32	15,274
Total Revenues	1,458,156	1,693,022
EXPENSES
Personnel	965,393	1,021,012
Other general and administrative	181,576	183,558
Loan origination processing	100,004	74,943
Occupancy	53,774	30,009
Depreciation	14,202	12,987
Interest	3,126	1,873
Loss on disposals of property	-	879
Total Expenses	1,318,075	1,325,261

NET INCOME	$140,081	$367,761

See accompanying notes and accountant's compilation report.

IOWA MORTGAGE PROFESSIONAL, INC.
STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
(UNAUDITED)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Total
Balance - December 31, 2010	$500	$7,288	$473,055	$480,843

Net income	-	-	140,081	140,081

Distributions	-	-	(204,064)	(204,064)

Balance - September 30, 2011	$500	$7,288	$409,072	$416,860

See accompanying notes and accountant's compilation report.

IOWA MORTGAGE PROFESSIONALS, INC.
STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the nine month periods ended September 30,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$140,081	$367,761
Adjustments to reconcile net income
to net cash provided by (used in) operating activities:
Depreciation	14,202	12,987
Net loss on disposals of property	-	879
Decrease in operating assets:
Receivables	55,154	157,659
Loans held for sale	878,177	1,244,661
Other current assets	29,094	2,059
(Decrease) increase in operating liabilities:
Accounts payable and accrued liabilities	47,169	(59,884)
Warehouse lines of credit	(878,177)	(1,244,661)
Total adjustments	145,619	113,700
Net cash provided by operating activities	285,700	481,461

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property	(5,790)	(17,607)
Proceeds from the sale of property	14,203	-
Net cash provided by (used in) investing activities	8,413	(17,607)

CASH FLOWS FROM FINANCING ACTIVITIES
Net decrease in operating line of credit	(3,839)	(3,074)
Proceeds of long-term debt	-	12,010
Principal payments on long-term debt	(2,189)	(5,692)
Distributions	(184,983)	(75,601)
Net cash used in financing activities	(191,011)	(72,357)

Net increase in cash and cash equivalents	103,102	391,497

Cash and cash equivalents at beginning of period	272,542	62,438
Cash and cash equivalents at end of period	$375,644	$453,935

SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$3,151	$1,873

See accompanying notes and accountant's compilation report.

IOWA MORTGAGE PROFESSIONALS, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

Note 1. Description of Business and Summary of Significant Accounting Policies

Description of Business — Iowa Mortgage Professionals, Inc. (the "Company") is a mortgage banker that operates in the state of Iowa, and is regulated by the Iowa Division of Banking. The Company receives fees from investing financial institutions for brokering and loan origination processing.

In 2010, the Company began mortgage banking operations. Certain loans for which the Company has provided loan origination processing services are initially funded and held by the Company for a short period of time before they are sold without recourse, and servicing released to investing financial institutions.

Concentrations of Credit Risk — Financial instruments that potentially subject the Company to significant concentrations of credit risk consists principally of cash and cash equivalents. The Company places its cash and cash equivalents at well-capitalized financial institutions. The carrying amount of cash and cash equivalents may, at times, exceed federally insured limits.

Cash and Cash Equivalents — For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Accounts Receivable — Accounts receivable are carried at the amount due the Company less an estimate for doubtful receivables. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer's financial condition, credit history, and current economic conditions. Accounts receivable are written off when deemed uncollectible. Management determined that no allowance for doubtful accounts was necessary as of September 30, 2011 and December 31, 2010.

Loans Held for Sale and Derivative Financial Instruments — Mortgage loans originated and intended for sale to investing financial institutions are carried at the lower of cost or estimated fair value in aggregate. Estimated fair value is determined using Level 2 inputs under the fair value hierarchy accounting standards. Level 2 valuations are based upon quoted prices for similar instruments in active markets. An estimate of fair value is obtained from prospective buyer bid prices based on the terms of the loans held. Net unrealized losses, if any, are recognized through a valuation allowance by charges to income. As of September 30, 2011 and December 31, 2010, estimated fair value is not below cost.

The Company enters into interest rate lock commitments with prospective borrowers and mitigates interest rate risk by entering into "best efforts" forward sales agreements with investing financial institutions. Rate lock commitments and forward sales agreements are considered to be derivatives. The Company records the estimated fair values of the interest rate lock commitments and forward sales agreements on its balance sheet in either other assets or other liabilities. Changes in the fair values of these derivative instruments are recorded in fee income.

Property and Equipment and Depreciation — Property and equipment is recorded at cost. Depreciation is provided using straight line depreciation over estimated useful lives that range from three to ten years.

Fee Income and Expense Recognition — Fee income and related expense on brokered loans is recognized when a mortgage loan is closed. Premiums earned and related expense from the sale of loans to investing financial institutions is recognized when the loans are sold. The Company pays its loan brokers a percentage of the fee income earned on loans brokered and a percentage of the net premiums earned on loans funded and subsequently sold.

Fee income in the accompanying statements of income includes fees for brokering and loan origination processing, and the net premiums on loans funded and subsequently sold. Net premiums include interest earned on loans held for sale, interest expense on warehouse lines of credit borrowings, and the premium on the sale of loans.

Advertising Costs — The Company expenses advertising costs at the initial placement of the advertising.

Income Taxes — The Company and its shareholder have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. The stockholder of the Company includes taxable income of the Company in the stockholder's individual income tax returns, and the Company generally is not subject to tax. Accordingly, no provision for income taxes has been made in the financial statements. Management assesses the Company's income tax positions based upon an evaluation of the facts, circumstances and information available at the reporting dates. The Company's income tax returns for the years 2008 — 2010 are open for examination by applicable taxing authorities.

Use of Estimates — The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts recorded in the financial statements and accompanying notes. Actual results could differ from those estimates.

Subsequent Events — In the normal course of preparing the Company's financial statements, management reviews events that occur after the balance sheet date for potential recognition or disclosure in the financial statements. On October 13, 2011, the Company entered into an Agreement and Plan of Merger between and among United Community Mortgage Corporation, a New Jersey corporation and wholly owned subsidiary of PrimeSource Mortgage, Inc., a Texas corporation, and its parent company, PSM Holdings, Inc., a Nevada corporation, to become effective on November 1, 2011.

Note 2. Debt

Operating Line of Credit — The Company was an unsecured line of credit with American Express. Generally, minimum monthly payments are required. At September 30, 2011 and December 31, 2010, the Company had outstanding credit line advance balances of $0 and $3,839, respectively.

Warehouse Lines of Credit — At September 30, 2011, the Company had a $1,200,000 warehouse line of credit with a financial institution. The line of credit requires repayment of amounts advanced within thirty days. Interest at 0.5% over the prime rate with a floor of 5.0% is payable monthly through the maturity date of September 1, 2012 and the rate was 5% at September 30, 2011. The company had $216,656 of outstanding borrowings under the line of credit at September 30, 2011 and $0 at December 31, 2010. The line of credit is collateralized by substantially all assets of the Company. The credit agreement contains, among other things, certain restrictive covenants including the maintenance of financial ratios, and other financial and operational matters.

At September 30, 2011 the Company had a $1,000,000 warehouse line of credit with a financial institution that allows the Company to borrow in excess of the original amount of the line to temporarily increase borrowing capacity for mortgage loan closings. Interest is at a fixed rate of 5.125%, and principal and interest outstanding is due at maturity on December 31, 2011. At September 30, 2011 and December 31, 2010, the Company had $564,715 and $1,659,548, respectively, of outstanding borrowings under the line of credit. The line of credit is collateralized by substantially all assets of the Company. The credit agreement contains, among other things, certain restrictive covenants for financial and operational matters.

Long-Term Debt — At September 30, 2011, the Company had a term note payable to a financial institution that required monthly payments of $370 which includes interest at 6.74% with a final payment due March 25, 2013. However, the note was paid in full in October 2011. The note was secured by a vehicle.

Note 3. Operating Leases

The Company leases office space under operating lease agreements expiring in October 2012. Rent expense for the periods ended September 30, 2011 and December 31, 2010 was $53,774 and $46,886, respectively. At September 30, 2011, approximate future minimum required lease payments under the operating leases are as follows: 2011 - $17,147 and 2012 - $57,155.

Note 4. Derivatives

The following summarizes the Company's interest rate lock commitments and forward loan sales agreements as of September 30, 2011 and December 31, 2010.

	9/30/2011	12/31/2010
Interest rate lock commitments	$7,699,700	$13,167,000
Forward loan sales agreements	$7,899,100	$14,827,000

The estimated fair value of the interest rate lock commitments and forward loan sales agreements approximate the above notional contractual amounts. Accordingly, there were no fair value adjustments recorded in the accompanying balance sheets as of September 30, 2011 or December 31, 2010.

Note 5. Current Vulnerability Due to Certain Concentrations

The Company's operations are concentrated in the single family real estate market. In addition, the Company operates in a heavily regulated environment. The operations of the Company are subject to the administrative directives, rules and regulations of federal, state, and local regulatory agencies. Such administrative directives, rules and regulations are subject to change by an Act of Congress or mandated administrative change. Such changes may occur with little notice or inadequate funding to pay for the related cost, including the additional administrative burden, to comply with a change.

(B)	PRO-FORMA FINANCIAL INFORMATION

PSM HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO-FORMA FINANCIAL INFORMATION

The following presents our unaudited pro-forma financial information. The pro-forma adjustments to the balance sheet give effect to the acquisition of Iowa Mortgage Professionals, Inc. as if the transaction occurred on September 30, 2011. The pro-forma adjustments to the statements of operations give effect to the business acquisition of Iowa Mortgage Professionals, Inc., as if the acquisition had occurred on July 1, 2011. The pro-forma adjustments are based upon available information and certain assumptions that we believe are reasonable.

The unaudited pro-forma financial information is for informational purposes only, and does not purport to present what our results would actually have been had this transaction actually occurred on the date presented or to project our results of operations or financial position for any future period. The information set forth below should be read together with the significant notes and assumptions to the pro-forma statements, unaudited financial statements of PSM Holdings, Inc. for the three months ended September 30, 2011, including the notes thereto, PSM Holdings, Inc. Annual Report on Form 10-K for the fiscal year ended June 30, 2011, audited financial statements of Iowa Mortgage Professionals, Inc. for the years ended December 31, 2010 and 2009, including the notes thereto, and the unaudited financial statements of Iowa Mortgage Professionals, Inc. for the nine months ended September 30, 2011 including the notes thereto, included in this Form 8-K/A.

PSM HOLDINGS, INC. AND SUBSIDIARIES
PRO-FORMA BALANCE SHEET
SEPTEMBER 30, 2011
(UNAUDITED)

	Historical
	Acquirer	Acquiree	Pro-Forma Adjustments
	PSM Holdings	Iowa Mortgage	Debit		Credit	Pro-Forma
ASSETS
Current Assets:
Cash & cash equivalents	$469,585	$375,644		A1	375,644	$509,585
			50,000	A2
				C1	10,000

Accounts receivable, net	389,311	99,977		A1	99,977	389,311

Prepaid expenses	90,734	-				90,734
Loans held for sale	-	781,371		A1	781,371	-

Other current assets	6,635	3,638		A1	3,638	10,018
			3,383	A2
Total current assets	956,265	1,260,630				999,648

Property and equipment, net	170,288	72,491		A1	72,491	241,140
			70,852	A2

Intangible assets, net	3,357,529	-	564,680	A2		3,922,209
Loan receivable	88,898	-				88,898
Employee advances	151,558	-				151,558
Note receivable	360,000	-				360,000
Security deposits	16,193	-				16,193
Total Assets	$5,100,731	$1,333,121				$5,779,646

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$172,281	$127,471	127,471	A1		$179,768
				A2	7,487

Accrued liabilities	241,216	-				241,216
Current portion of long term debt	-	7,419	7,419	A1		-
Warehouse lines of credit		781,371	781,371	A1		-
Accrued stock payable	385,748	-				385,748
Total current liabilities	799,245	916,261				806,732

Long-term Liabilities:
Due to related party	120,000	-				120,000
Total long-term liabilities	120,000	-				120,000

Total Liabilities	919,245	916,261				926,732

Stockholders' Equity:
Common stock	24,115	500	500	A1		25,401
				A2	1,286

Treasury stock	(22,747)	-				(22,747)

Additional paid in capital	15,172,253	7,288	7,288	A1		15,852,395
				A2	680,142

Retained earnings (deficit)	(10,992,135)	409,072	409,072	A1		(11,002,135)
			10,000	C1
Total stockholders' equity	4,181,486	416,860				4,852,914

Total Liabilities and Stockholders' Equity	$5,100,731	$1,333,121	$2,032,036		$2,032,036	$5,779,646

See Unaudited Significant Notes and Assumptions to Pro-Forma Financial Statements.

PSM HOLDINGS, INC. AND SUBSIDIARIES
PRO-FORMA STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2011
(UNAUDITED)

	Historical
	Acquirer	Acquiree	Pro-Forma Adjustments
	PSM Holdings	Iowa Mortgage	Debit		Credit	Pro-Forma

Revenues	$2,182,235	$488,473				$2,670,708

Operating expenses
Brokerage commission	760,101	-				760,101
Selling, general & administrative	2,461,600	434,963	10,000	C1		2,906,563

Depreciation and amortization	94,270	4,734	28,234	A3		127,238

Total operating expenses	3,315,971	439,697				3,793,902

Income (loss) from operations	(1,133,736)	48,776				(1,123,194)

Non-operating income (expense):
Interest expense	(1,711)	(843)				(2,554)
Interest and dividend	2,829	-				2,829
Other income	1,120	10				1,130
Total non-operating income (expense)	2,238	(833)				1,405

Income (loss) from continuing operations before income tax	(1,131,498)	47,943				(1,121,789)

Provision for income tax	-	-				-

Net income (loss)	(1,131,498)	47,943	38,234		-	(1,121,789)

Other comprehensive income (loss):
Unrealized gain (loss) on marketable securities	-	-				-

Comprehensive income (loss)	$(1,131,498)	$47,943	$38,234		$-	$(1,121,789)

Net loss per common share and equivalents -
basic and diluted loss from operations						$(0.05)

Weighted average shares of share capital outstanding
- basic & diluted						21,899,312

Weighted average number of shares used to compute basic and diluted loss per share for the three months ended September 30, 2011 is the same since the effect of dilutive securities is anti-dilutive.

See Unaudited Significant Notes and Assumptions to Pro-Forma Financial Statements.

PSM HOLDINGS, INC. AND SUBSIDIARIES
SIGNIFICANT NOTES AND ASSUMPTIONS TO PRO-FORMA FINANCIAL STATEMENTS
(UNAUDITED)

On October 13, 2011, we entered into an Agreement and Plan of Merger with Iowa Mortgage Professionals, Inc., an Iowa corporation.  At the closing, IMP merged into United Community Mortgage Corp., a wholly-owned subsidiary of PrimeSource Mortgage, Inc., which is our wholly-owned subsidiary. The merger transaction closed effective November 1, 2011.  Randal Stevens, the sole shareholders of IMP, received 1,285,714 shares of our common stock in the merger transaction in exchange for all the outstanding shares of IMP. The common shares issued by us to Randal Stevens of IMP have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The accompanying unaudited pro-forma financial information reflects the financial statements of PSM Holdings, Inc., our wholly-owned subsidiaries PrimeSource Mortgage, Inc. and United Community Mortgage Corporation. The pro-forma adjustments to the balance sheet give effect to the acquisition of IMP as if the transaction occurred on September 30, 2011. The pro-forma adjustments to the statements of operations give effect to the acquisition as if the transaction occurred on July 1, 2011.

Significant assumptions include:

The shares issued to the owner of IMP were contractually valued at $681,428 based on issuance of 1,285,714 shares of our common stock valued at $0.53 per share, based on the closing price per share on the date of closing of the transaction.

We incurred a non-recurring expense consisting of  $10,000 of professional fees for legal and accounting related to the acquisition which is reflected as adjustments to accumulated deficit at September 30, 2011.

We assumed that the intangible asset “Customer list” will be amortized over a five year period. We recorded an amortization expense of $28,234 for the three months ended September 30, 2011 in the pro-forma financial statements.

The purchase price was allocated first to record identifiable assets and liabilities at their fair value and the remainder to customer list based upon management’s experience and in consultation with independent valuation of a mortgage expert. The purchase price was allocated as follows:

IOWA MORTGAGE PROFESSIONALS, INC.
ACQUISITION BALANCE SHEET
NOVEMBER 1, 2011
(UNAUDITED)

Cash and cash equivalents		$50,000
Other current assets		3,383
Property and equipment	129,380
Less Accumulated depreciation	(58,528)
Property and equipment, net		70,852
Total assets acquired		124,235
Liabilities assumed		7,487
Net assets acquired		116,748

Intangible assets - Customer List		564,680
Total purchase price		$681,428

Common stock - 1,285,714 shares		$1,286
Paid in Capital		680,142
Total purchase price		$681,428

Depreciation of property and equipment has been given effect to the acquisition as if the transaction occurred on July 1, 2011.

The following reflects the pro-forma adjustments as at September 30, 2011:

PSM HOLDINGS, INC. AND SUBSIDIARIES
PRO-FORMA ADJUSTMENTS
SEPTEMBER 30, 2011
(UNAUDITED)

A. Iowa Mortgage professionals, Inc.		Debit	Credit
A1	Cash and cash equivalents		$375,644
	Accounts receivable		99,977
	Loans held for sale		781,371
	Other current assets		3,638
	Property and equipment		72,491
	Accounts payable	$127,471
	Current portion of long term debt	7,419
	Warehouse lines of credit	781,371
	Common stock	500
	Additional paid-in capital	7,288
	Retained earnings	409,072
	To remove the book value of assets and liabilities of the acquiree.

A2	Cash and cash equivalents	$50,000
	Other current assets	3,383
	Property and equipment, net	70,852
	Customer list	564,680
	Accounts payable		$7,487
	Common stock		1,286
	Additional paid in capital		680,142
	To record at fair value of assets acquired and liabilities assumed pursuant to the purchase agreement.

A3	Amortization expense	$28,234
	Accumulated amortization		$28,234
	To record the amortization of Customer List for the three months ended September 30, 2011.

B. PSM Holdings, Inc.
B1	Accumulated deficit	$10,000
	Cash		$10,000
	To record non-recurring professional fees (acquirer expense) incurred in the acquisition.

	Total	$2,060,270	$2,060,270

See Unaudited Significant Notes and Assumptions to Pro-Forma Financial Statements.